Exhibit 99.1

CORPORATE OVERVIEW NASDAQ: VSTM January 7, 2016 Page

FORWARD-LOOKING STATEMENTS This presentation, and other matters discussed today, or answers that may be given to questions asked, includes forward-looking statements about the Company's strategy, future plans and prospects, including statements regarding the development and activity of the Company's product candidates, including VS-6063, VS-4718 and VS-5584, and the Company's FAK, PI3K/mTOR and diagnostics programs generally, the timeline for clinical development and regulatory approval of the Company’s product candidates, the expected timing for the enrollment and the reporting of data from on-going trials, the structure of the Company’s planned or pending clinical trials, additional planned studies, the Company’s rights to develop or commercialize its product candidates and the ability of the Company to finance contemplated development activities and fund operations for a specified period. The words "anticipate," "appear," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include the risks that the preclinical testing of the Company's product candidates and preliminary or interim data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that data may not be available when we expect it to be, that enrollment of clinical trials may take longer than expected, that the Company’s product candidates will cause unexpected safety events, that the Company will be unable to successfully initiate or complete the clinical development of the Company’s product candidates, that the development of the Company's product candidates will take longer or cost more than planned, and that the Company's product candidates will not receive regulatory approval or become commercially successful products. Other risks and uncertainties include those identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, the Company’s Quarterly Report on form 10-Q for the quarter ended September 30, 2015 and in any subsequent SEC filings. The forward-looking statements contained in this presentation reflect the Company's current views with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements. Page 2 Verastem, Inc.

THE VERASTEM OPPORTUNITY   Multi-faceted approach to improving outcomes for patients with cancer • • • Reduce cancer stem cells Boost immune attack Reduce stromal density   Two programs with clinical-stage multiple tumor types oral kinase inhibitors targeting FAK – VS-6063 and VS-4718 PI3K/mTOR – VS-5584 • •   Well capitalized • • $120.1M in cash and cash equivalents Sufficient operating capital into 2018 as of Sept. 30, 2015   Strong IP (Composition of Matter) • • • VS-6063: 2028 VS-4718: 2028 VS-5584: 2029   3 Experienced management and Board Verastem, Inc. Page

CHALLENGES IN IMPROVING OUTCOMES FOR PATIENTS WITH CANCER Resident cancer stem cells, limited immune response, and dense stroma contribute to the ineffectiveness of current treatments. Page Verastem, Inc.

MULTI-FACETED APPROACH TO IMPROVING CANCER PATIENT OUTCOMES



REDUCE CANCER STEM CELLS
to prevent recurrence and metastasis[1,2]

BOOST IMMUNE ATTACK
to increase proportion of responders and duration of response[3]

REDUCE STROMAL DENSITY
to increase drug and immune system penetration into tumors[4]

1. Kolev VN et al. **FAK inhibition targets cancer stem cells.** EORTC 2015
2. Kolev VN et al. **PI3K/mTOR dual inhibitor VS-5584 preferentially targets cancer stem cells.** Cancer Res. 2015
3. Serrels et al. **Nuclear FAK controls chemokine transcription, Tregs, and evasion of anti-tumor immunity.** Cell. 2015
4. Stokes JB et al. **Inhibition of Focal adhesion Kinase by PF-562,271 inhibits the growth and metastasis of pancreatic cancer concomitant with altering the tumor microenvironment.** Mol Cancer Ther. 2011

Page 5
Verastem, Inc.
Verastem

REDUCING CANCER STEM CELLS (CSC) AND BULK TUMOR TO IMPROVE DURATION OF RESPONSE Recurring tumor Tumor reduction, but CSCs survive Current therapies Initial tumor Addition of CSC-targeting agent (FAK or PI3K/mTOR) Durable response Page 6 Verastem, Inc.

FAK INHIBITORS SHOWN STEM CELLS TO REDUCE CANCER Ovarian mouse model (ID8) Ovarian patients, paired biopsies SOX2 RNA (CSC marker) In vivo tumor cells in ascites 2 0 1.8 1.6 1.4 1.2 1 0.8 0.6 0.4 0.2 0 1 5 1 0 5 0 02-306 01-316 03-302 03-301 03-315 Patient number C o n t r o l V S - 4 7 1 8 FAK Activity In vivo limiting dilutions 150 5000 * 03-315 4000 100 3000 2000 50 1000 0 0 Control VS-4718 Pre-treatment Post-treatment PageSource: Verastem data from preclinical and clinical studies 7 Verastem, Inc. Tumor-Initiating Capability per 106 cells 6 # o f C e l ls x 1 0 RNA Fold Change Pre-and Post-VS-6063 treatment pFAK (Y397; H-Score) 87-fold decrease in tumor formation

MULTI-FACETED APPROACH TO IMPROVING CANCER PATIENT OUTCOMES



BOOST IMMUNE ATTACK
to increase proportion of responders and duration of response[3]

REDUCE CANCER STEM CELLS
to prevent recurrence and metastasis[1,2]

REDUCE STROMAL DENSITY
to increase drug and immune system penetration into tumors[4]

1. Kolev VN et al. **FAK inhibition targets cancer stem cells.** EORTC 2015
2. Kolev VN et al. **PI3K/mTOR dual inhibitor VS-5584 preferentially targets cancer stem cells.** Cancer Res. 2015
3. Serrels et al. **Nuclear FAK controls chemokine transcription, Tregs, and evasion of anti-tumor immunity.** Cell. 2015
4. Stokes JB et al. **Inhibition of Focal adhesion Kinase by PF-562,271 inhibits the growth and metastasis of pancreatic cancer concomitant with altering the tumor microenvironment.** Mol Cancer Ther. 2011

Page 8 Verastem, Inc. Verastem

BOOSTING IMMUNE ATTACK BY COMBINING FAK INHIBITION WITH IMMUNOTHERAPIES Immuno-Suppressive Cells Myeloid-derived suppressor cells, T-regs, M2 tumor-associated macrophages Cytotoxic CD8+ T cells Tumor infiltration & tumor cell killing Checkpoint inhibitor target presentation PD-L1 Treatment with FAK inhibitor + anti-PD-1/PD-L1 Increase responders and/or duration of response in responsive tumor types (e.g. NSCLC, ovarian) Opens up potential for targeting refractory or “cold” (e.g. tumor types pancreatic) Page 9 Verastem, Inc. INCREASE DECREASE

FAK INHIBITORS PRODUCE FAVORABLE CHANGES TO IMMUNE SYSTEM TO DECREASE TUMOR BURDEN



Immunosuppressive T-regs
FAK-wt
FAK-/-
****
***
%CD4+
30
20
10
0
Placebo
VS-4718
Placebo
Cytotoxic CD8+ T cells
FAK-wt
FAK-/-
**
%CD45+
15
10
5
0
Placebo
VS-4718
Placebo
Tumor burden
FAK wt Placebo Control
FAK -/- Placebo Control
FAK wt VS-4718 Treated
400
300
200
100
0
0
3
7
10
14
17
21
24

Small-molecule inhibition or genetic knockout of FAK eliminates tumors via T cell attack

Serrels et al. **Cell** 163: 160, 2015
VS-4718 treatment vs. FAK knock out, SCC 7.1 model
T-regs: CD4+ FOXP3+ CD25+; CD8+ T cells: CD45+ CD3+ CD4- CD8+
p-values: ** = p < 0.01; *** = p < 0.001; **** = p < 0.0001

Page 10 Verastem, Inc.

MULTI-FACETED APPROACH TO IMPROVING CANCER PATIENT OUTCOMES



BOOST IMMUNE ATTACK
to increase proportion of responders and duration of response[3]

REDUCE CANCER STEM CELLS
to prevent recurrence and metastasis[1,2]

REDUCE STROMAL DENSITY
to increase drug and immune system penetration into tumors[4]

1. Kolev VN et al. **FAK inhibition targets cancer stem cells.** EORTC 2015
2. Kolev VN et al. **PI3K/mTOR dual inhibitor VS-5584 preferentially targets cancer stem cells.** Cancer Res. 2015
3. Serrels et al. **Nuclear FAK controls chemokine transcription, Tregs, and evasion of anti-tumor immunity.** Cell. 2015
4. Stokes JB et al. **Inhibition of Focal adhesion Kinase by PF-562,271 inhibits the growth and metastasis of pancreatic cancer concomitant with altering the tumor microenvironment.** Mol Cancer Ther. 2011

Page 11
Verastem, Inc.
Verastem

FAK INHIBITION REDUCES STROMAL DENSITY ENABLING THERAPIES & IMMUNE CELLS TO PENETRATE TUMORS STROMA CYTOTOXIC CD8+ T CELLS TUMOR FAK Inhibitors CANCER THERAPIES Stromal density = Tumor-associated fibroblasts + extracellular matrix proteins Verastem, Inc. Page 12

FAK INHIBITION REDUCES STROMAL DENSITY AND BOOSTS T CELL ENTRY INTO THE TUMOR


Fibroblasts
Fibroblast Proliferation
Extracellular Matrix
Cytotoxic CD8+ T cells
% FAP+ Area
# Ki67+ of Stromal Cells/Field
Sirus Red+ Pixels
Number of CD8+ cells / field
Placebo
VS-4718
Gemcitabine (GEM)
GEM+aPD-1
GEM+4718
GEM+4718+aPD-1
0
10
20
30
40
60
80
0.2
0.4
0.6

D. Denardo, Wash U; Jiang H et al. **Focal adhesion kinase inhibition enables efficacy of checkpoint immunotherapy in pancreatic cancer** EORTC 2015
ECM, FAP+ Fibroblasts, Fibroblast proliferation: PDAC transgenic pancreatic model, VS-4718 treatment
CD8+ T cells: Kras/p53 pancreatic tumors, Gem +/- anti-PD-1 +/- VS-4718 treatment

Page 13 Verastem, Inc.

PROOF OF CONCEPT: MULTI-FACETED APPROACH TO IMPROVE SURVIVAL IN PANCREATIC CANCER



1. TARGET CSCs
2. BOOST IMMUNE CELL RESPONSE
3. REDUCE STROMAL DENSITY

FAK Inhibitors Combined with Immuno-Oncology Therapies Improves Long term Survival in Aggressive Pancreatic Cancer


100
50
0
% Survival
0
30
60
90
220
Days from Treatment Start
Survivors
p<0.01
VS-4718+Immuno (n=15)
VS-4718 (n=10)
Immuno (n=11)
Vehicle (n=12)

Transgenic Kras/p53 pancreatic model

"Immuno" = anti-PD-1 + anti-CTLA-4 + GEM (25 mg/kg)

D. Denardo, Wash U; Jiang H et al. **Focal adhesion kinase inhibition enables efficacy of checkpoint immunotherapy in pancreatic cancer** EORTC 2015

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Verastem, Inc.

FAK PROGRAM: NEWLY INITIATED COMBINATION STUDIES IN PANCREATIC CANCER

Phase 1/1b, VS-4718 + Gemcitabine + Abraxane

DOSE ESCALATION (Ongoing)

- Advanced solid tumors
- 28-day cycles of VS-4718 (oral BID) + Gem/Abraxane
- 3+3 escalation

RP2D

EXPANSION, 1ST LINE PANCREATIC (Planned)

1st line pancreatic RANDOMIZATION

- **Arm 1:** VS-4718 + Gem/Abraxane (n = 10)
- **Arm 2:** Gem/Abraxane (n = 10)

Safety
ORR
PFS

Phase 1/1b, VS-6063 + Pembrolizumab (Merck anti-PD-1) + Gemcitabine

DOSE ESCALATION (Ongoing)

- Advanced solid tumors
- 21-day cycles of VS-6063 (oral BID) + pembrolizumab (IV on Day 1) + gemcitabine (IV on Days 1 and 8)
- 3+3 escalation

RP2D

EXPANSION, ADVANCED PANCREATIC (Planned)

- **Arm 1:** VS-6063 + Pembrolizumab + Gem
  Stable on front-line Gem/Abraxane (n = 10)
- **Arm 2:** VS-6063 + Pembrolizumab + Gem
  1 – 2 prior lines of therapy (n = 10)

Safety
ORR
PFS
OS

Page 15 Verastem, Inc.
Verastem

VERASTEM PORTFOLIO OF CANCER PROGRAMS

PHASE 1 | PHASE 2 | PHASE 3

FOCAL ADHESION KINASE (FAK) PROGRAM

VS-6063 - NSCLC; KRAS Mutant — ✓ *Long term follow up*

Ovarian; Paclitaxel combo — ✓ *Long term follow up*

Mesothelioma; Window of Opportunity

Pancreatic; Pembrolizumab+Gemcitabine

VS-4718 - Solid tumors

Pancreatic; Gemcitabine+Abraxane

PI3K/mTOR PROGRAM

VS-5584 - Solid tumors & lymphomas

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Verastem, Inc.
Verastem

VS-6063 MONOTHERAPY IN KRAS-MUTANT NSCLC SHOWED ENCOURAGING PROGRESSION-FREE SURVIVAL RATES       16/44 (36%) evaluable patients alive and progression free at 12 weeks Best overall response (RECIST): PR = 1; SD = 26; PD = 15; NE = 2 Median PFS 11.7 weeks, with 6 patients on study for > 6 months and 1 patient continuing on study > 15 months 06021 06016 06028 06014 05004 05019 04016 06011 08001 05021 06012 08002 06025 05008 01009 06040 k PFS: months ths 07001 36% 06017 01014 06005 01016 04007 06033 04009 06030 01001 06001 04024 0 28 56 84 112 140 168 196 224 252 Days on study 280 308 336 364 392 420 448 476 504 Source: Unlocked, in-progress data as of 12/21/2015 Page 17 Verastem, Inc. Patient number 6 12 wee 9 months 12 months15 mon Reached 12 wk PFS, Ongoing Reached 12 wk PFS, Off study Off study Not evaluable

VS-6063 AS SINGLE AGENT IS COMPARABLE TO TARGETED AGENTS AND DOCETAXEL 12 week PFS rate of experimental agents for KRAS mt NSCLC 50% 36% 40% 33% 30% 20% 10% 0% VVSS-6-600663 PPllaacebo11 GGeeffitiniibb11 SSoorraaffeenniib2 Docettaaxxeel1l1,3,3,,4 TTrraammetiniibb33 “VS-6063 was generally well tolerated and suitable for long-term dosing. In this cohort of heavily pretreated patients, there were signs of single-agent activity comparable to other targeted agents and docetaxel. Future directions include possible combination studies with existing standard and emerging therapies, including checkpoint inhibitors.” Dr. David Gerber, IASLC 2015 1. Phase 3 INTEREST, Douillard et al., JCO 2010 2. Phase 3 MISSION, Mok et al., ESMO 2012 3. Phase 2, Blumenschein et al., Ann Oncol 2015 4. Phase 2, Janne et al., Lancet 2013 Page 18 Verastem, Inc. 30 - 45%45% 40% 1 median prior line 2 median prior lines 3 median prior lines 1 median prior line 1 median prior line 10%

VS-6063 PLUS PACLITAXEL SHOWED PROMISING DURATION OF RESPONSES IN OVARIAN CANCER     VS-6063 can be safely combined with paclitaxel 41% (9/22) disease control (objective response or SD > 6 months; 2 CR; 3 PR; 4 SD > 6 months) CR 03-202 SD 01-310 SD 02-314 PR 03-315 PR 03-301 SD 01-308 CR 03-102 SD 01-305 SD 03-311 SD 01-316 SD 02-307 SD 03-312 PR 02-309 02-304 24 months 12 months 18 months 30 months 01-201 02-203 02-306 03-313 01-101 01-103 03-302 02-303 Days on Study Unlocked, in-progress data as of 12/21/2015 Page 19 Verastem, Inc. SD On study Off study

DURABLE COMPLETE RESPONSE SHOWS POTENTIAL FOR FAK INHIBITION TO “FINISH THE JOB” Patient 03-202: Stage IV platinum-resistant serous ovarian cancer with 5 prior lines of therapy Stable disease (SD) with combination treatment 1 VS-6063 2 Complete response (CR) 3 Continues to tolerate VS-6063 well monotherapy at 4.5 months at 11.8 months carbo/cytoxan/taxol 160 Potential next steps: Combine VS-6063 with checkpoint inhibitors Page 20 Verastem, Inc. CA-125 (U/mL) MONTHS ON THERAPY0246810121416182022242628303234 carbo/taxol (adjuv) cisplatin/gem measles vaccine alimta VS-6063 + Paclitaxel 200123 120 80 40 0 CRUnlocked, in progress data as of 12/21/2015 SD PD PD PD

VS-5584, A PAN-PI3K/MTOR INHIBITOR, WILL BE MOVING SHORTLY INTO OVARIAN AND HEME EXPANSION COHORTS

- VS-5584 is equipotent against mTORC1, mTORC2 and all four PI3K class I isoforms
- Combined inhibition of PI3K and mTOR is critical to CSC targeting[1]

mTOR IC50 (nM)	PI3K isoform IC_{50} (nM)			
	Alpha	Beta	Delta	Gamma
3.4	2.6	21	3.0	2.7

Phase 1: Ongoing dose escalation of oral, intermittent dosing in advanced non-hematologic malignancies or lymphoma

- ✓ Continues to be safe and well tolerated
- ✓ 5-75mg dose range. MTD reached
- ○ Ongoing RP2D confirmation cohort at 55 mg dose

Planned expansion cohorts at RP2D in ovarian & NHL/CLL

Potential for PARPi combination in ovarian & endometrial

[1]Kolev VN et al. **PI3K/mTOR dual inhibitor VS-5584 preferentially targets cancer stem cells.** Cancer Res. 2015

Page 21

Verastem, Inc.

Verastem

2016 MILESTONES

Planned initiation in 2016

	PHASE 1 / 1B	PHASE 2	PHASE 3
FOCAL ADHESION KINASE (FAK) PROGRAM			
VS-6063 - NSCLC; KRAS Mutant	✓ *Long term follow up*		
Ovarian, Paclitaxel	✓ *Long term follow up*		
I-O combo	Dose escalation	*RP2D with expansion in NSCLC and ovarian cancer*	
Mesothelioma; Window of Opportunity		*3rd cohort for IO markers*	
Pancreatic; Pembrolizumab+Gemcitabine		*RP2D with expansion in advanced pancreatic*	
VS-4718 - Solid tumors		*RP2D with paired biopsies*	
Pancreatic; Gemcitabine+Abraxane		*RP2D with expansion in 1st line pancreatic*	
PI3K/mTOR PROGRAM			
VS-5584 - Solid tumors & lymphomas		*RP2D with expansion in NHL/CLL and ovarian*	

Projected Data Readouts in ● 2016 and ● 2017

Page 22

Verastem, Inc.

Verastem

EXECUTIVE MANAGEMENT

Robert Forrester
President/CEO, BOD
CEO/CFO, CombinatoRx/COLY
MeesPierson, Barclays, UBS

Daniel Paterson
Chief Operating Officer
CEO: The DNA Repair Co. (now On-Q-ity)
PharMetrics (now IMS), Axion

Steven Bloom
VP, Corporate Development
VP, Commercial Strategy and Business Development
Ziopharm, PharMetrics (now IMS) , Eli Lilly and Company

Jonathan Pachter, Ph.D.
VP, Head of Research
Head of Cancer Biology, OSI (now Astellas)
Schering-Plough (now Merck)

Jack Green
Chief Financial Officer
CFO, Genzyme Transgenics Corporation (GTC)

Lou Vaickus, M.D., FACP
Interim Chief Medical Officer
VP, Head of Clinical Development Vertex
Tolerx, Sunovion, EMD Serono

BOARD OF DIRECTORS

Timothy Barberich
Former CEO/Chair Sepracor (SEPR)

Henri Termeer
Lead Director
Former CEO/Chair Genzyme

Alison Lawton
Former Genzyme (now Sanofi)

Paul Friedman, M.D.
Former President/CEO Incyte (INCY)

Christoph Westphal, M.D., Ph.D.
Cofounder/CEO: MNTA, ALNY, XLRN, SIRT, VSTM
Cofounder: Alnara (now Lilly), OvaScience (OVAS)

Louise Phanstiel
BOD: Cedars Sinai, MYGN

Michael Kauffman, M.D., Ph.D.
CEO Karyopharm (KPTI), former CMO Onyx

Stephen Sherwin, M.D.
BOD: BIIB; NBIX, RIGL

Page 23 Verastem, Inc. Confidential Verastem

THE VERASTEM OPPORTUNITY

Multi-faceted approach to improving outcomes



BOOST IMMUNE ATTACK
to increase proportion of responders and duration of response[3]
REDUCE CANCER STEM CELLS
to prevent recurrence and metastasis[1,2]
REDUCE STROMAL DENSITY
to increase drug and immune system penetration into tumors[4]

Clinical programs targeting multiple cancers



VERASTEM PORTFOLIO OF CANCER PROGRAMS
PHASE 1
PHASE 2
PHASE 3
FOCAL ADHESION KINASE (FAK) PROGRAM
VS-6063 - NSCLC; KRAS Mutant
✓ Long term follow up
Ovarian; Paclitaxel combo
✓ Long term follow up
Mesothelioma; Window of Opportunity
Pancreatic; Pembrolizumab+Gemcitabine
VS-4718 - Solid tumors
Pancreatic; Gemcitabine+Abraxane
PI3K/mTOR PROGRAM
VS-5584 - Solid tumors & lymphomas

Experienced team

EXECUTIVE MANAGEMENT

Robert Forrester
President/CEO, BOD
CEO/CFO, CombinatoRx/COLY
MeesPierson, Barclays, UBS

Daniel Paterson
Chief Operating Officer
CEO: The DNA Repair Co. (now On-Q-ity)
PharMetrics (now IMS), Axion

Steven Bloom
VP, Corporate Development
VP, Commercial Strategy and Business Development
Zoopharm, PharMetrics (now IMS), Eli Lilly and Company

Jonathan Pachter, Ph.D.
VP, Head of Research
Head of Cancer Biology, OSI (now Astellas)
Schering-Plough (now Merck)

Jack Green
Chief Financial Officer
CFO, Genzyme Transgenics Corporation (GTC)

Lou Vaickus, M.D., FACP
Interim Chief Medical Officer
VP, Head of Clinical Development Vertex
Tolerx, Sunovion, EMD Serono

BOARD OF DIRECTORS

Timothy Barberich
Former CEO/Chair Sepracor (SEPR)

Henri Termeer
Lead Director
Former CEO/Chair Genzyme

Alison Lawton
Former Genzyme (now Sanofi)

Paul Friedman, M.D.
Former President/CEO Incyte (INCY)

Christoph Westphal, M.D., Ph.D.
Cofounder/CEO: MNTA, ALNY, XLRN, SIRT, VSTM
Cofounder: Alnara (now Lilly), OvaScience (OVAS)

Louise Phanstiel
BOD: Cedars Sinai, MYGN

Michael Kauffman, M.D., Ph.D.
CEO Karyopharm (KPTI), former CMO Onyx

Stephen Sherwin, M.D.

Well capitalized with strong IP

$120.1M

IN CASH AND CASH EQUIVALENTS
AS OF SEPT. 30, 2015
Sufficient operating capital into 2018

Intellectual Property (Composition of Matter)

VS-6063:	2028
VS-4718:	2028
VS-5584:	2029

Page 24 Verastem, Inc. Verastem